THIS  OPTION AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON
           EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS OPTION AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WINDSWEPT ENVIRONMENTAL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                    Right to Purchase up to 11,145,000 Shares
                    -----------------------------------------
             of Common Stock of Windswept Environmental Group, Inc.
             ------------------------------------------------------
                   (subject to adjustment as provided herein)

                                     OPTION

No.                                              Issue Date: September 29, 2006
   ----------------


     WINDSWEPT ENVIRONMENTAL GROUP, INC., a corporation organized under the laws of the State of Delaware ("Company"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Option and at any time or from time to time before 5:00 p.m. New York time, through the close of business September 29, 2026 (the "Expiration Date"), up to 11,145,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.0001 par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include Windswept Environmental Group, Inc. and any corporation that shall succeed, or assume the obligations of, Windswept Environmental Group, Inc. hereunder.

          (b) The term "Common Stock" includes (i) the Company's Common Stock, $0.0001 par value per share; and (ii) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The "Exercise Price" applicable under this Option shall be a price of $0.0001 per share.

          (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

          1. Exercise of Option.
             ------------------

             1.1   Number of Shares  Issuable upon Exercise.  From and after the
                   ----------------------------------------
date hereof, the Holder shall be entitled to receive, upon exercise of this Option in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Option in excess of that portion of this Option upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates
(other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Option or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on exercise or conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Option with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. The preceding limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty-one (61) days' prior written notice to the Company and (y) shall automatically become null and void (i) following notice to the Company upon the occurrence and during the continuance of an Event of Default or (ii) upon receipt by the Holder of a Notice of Redemption.

               1.2 Fair Market  Value.  For  purposes  hereof,  the "Fair Market
                   ------------------
Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (a) If the Company's Common Stock is traded on the New York Stock Exchange, American Stock Exchange or the Global Select, Global or Capital Market of The Nasdaq Stock Market, LLC ("Nasdaq")or another national exchange or, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on the New York Stock Exchange, American Stock Exchange the Nasdaq or another national exchange but is quoted on the OTC Bulletin Board, then the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Option are outstanding at the Determination Date.

               1.3 Company Acknowledgment.  The Company will, at the time of the
                   ----------------------
exercise of the Option, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of the Option. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

               1.4 Trustee for Option Holders. In the event that a bank or trust
                   --------------------------
company shall have been appointed as trustee for the Holder of the Option pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of an option agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this
Section 1.

               2. Procedure for Exercise.
                  ----------------------

               2.1  Delivery  of Stock  Certificates,  Etc.,  on  Exercise.  The
                    ------------------------------------------------------
Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Option in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

               2.2  Exercise.
                    --------

               (a) Subject to subsection (b) below, payment shall be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Option) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

               (b) Notwithstanding any provisions herein to the contrary, in the event there is no effective registration statement with respect to the shares issuable upon exercise of this Option or a Default or an Event of Default (as such terms are defined in the Security Agreement dated as of the date hereof among the Holder and the Company, as amended, modified, restated and/or supplemented from time to time) has occurred and is continuing, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X=Y       (A-B)
                   -----
                     A

     Where X =  the number  of shares of Common Stock to be issued to the Holder

     Y = the number of shares of Common Stock purchasable under the Option under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

     A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

     B =        Exercise Price (as adjusted to the date of such calculation)


     3.  Effect  of   Reorganization,   Etc.;   Adjustment  of  Exercise  Price.
         ----------------------------------------------------------------------

               3.1  Reorganization,  Consolidation,  Merger, Etc. In case at any
                    --------------------------------------------
time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

               3.2  Dissolution.  In the event of any dissolution of the Company
                    -----------
following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder (the "Trustee").

               3.3   Continuation   of   Terms.    Upon   any    reorganization,
                     -------------------------
consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option. In the event this Option does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holders will be delivered to Holder or the Trustee as contemplated by Section 3.2.

     4.  Extraordinary  Events  Regarding  Common  Stock.  In the event that the
         -----------------------------------------------
Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock or any preferred stock issued by the Company, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased or decreased, as applicable, to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

     5.  Certificate  as to  Adjustments.  In  each  case of any  adjustment  or
         -------------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Option, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option. The Company will forthwith mail a copy of each such certificate to the Holder and any Option agent of the Company (appointed pursuant to Section 10 hereof).

     6. Reservation of Stock, Etc.,  Issuable on Exercise of Option. The Company
        -----------------------------------------------------------
will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Option, all of the shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Option.

     7.  Assignment;  Exchange of Option.  Subject to compliance with applicable
         -------------------------------
securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Option, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel (at the Company's expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

        8. Replacement of Option. On receipt of evidence reasonably satisfactory
           ---------------------
to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

     9. Registration  Rights.  The Holder has been granted certain  registration
        --------------------
rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Holder as of June 25, 2005 and amended as of and through the date hereof.

     10. Option Agent.  The Company may, by written notice to each Holder of the
         ------------
Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     11.  Transfer on the Company's  Books.  Until this Option is transferred on
          --------------------------------
the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12.  Notices, Etc. All notices and other communications from the Company to
          -------------
the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

     13. Miscellaneous.  THIS OPTION AND ANY TERM HEREOF MAY BE CHANGED, WAIVED,
         -------------
DISCHARGED OR TERMINATED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH

ENFORCEMENT OF SUCH CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. THIS OPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. Any action brought concerning the transactions contemplated by this Option shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
                            SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Company has executed this Option as of the date first written above.

                                     WINDSWEPT ENVIRONMENTAL GROUP, INC.

WITNESS:
                                     By:    /s/Michael O'Reilly
                                           -------------------------------
/s/Arthur Wasserspring                      Name:  Michael O'Reilly
-----------------------------                      -----------------------
                                            Title: President
                                                   -----------------------

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
                   (To Be Signed Only On Exercise Of Options)

TO:  Windswept Environmental Group, Inc.

     Attention:  Chief Financial Officer

     The  undersigned,  pursuant  to the  provisions  set forth in the  attached
Option (No.     ), hereby irrevocably elects to purchase (check applicable box):
           -----


--------        -------- shares of the Common Stock covered by such Option; or


-------- the maximum number of shares of Common Stock covered by such Option pursuant to the cashless exercise procedure set forth in
                Section 2.

     The undersigned  herewith makes payment of the full Exercise Price for such
shares  at  the  price  per  share  provided  for  in  such  Option,   which  is
$           . Such payment takes the form of (check applicable box or boxes):
 -----------


--------        $          in lawful money of the United States; and/or
                 ---------


--------        the cancellation of such  portion  of  the attached Option as is
                exercisable for a total of        shares of Common  Stock (using
                                           ------
                a Fair Market Value of $        per  share  for purposes of this
                                        -------
                calculation); and/or

-------- the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Option with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

     The undersigned requests that the certificates for such shares be issued in
the name of, and delivered to                                              whose
                              --------------------------------------------
address is                                                         .
           --------------------------------------------------------

     The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
      -------------------------        -------------------------------------
                                       (Signature must conform to name of Holder as specified on the face of the Option)

                                       Address:
                                               ------------------------------

                                               ------------------------------

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                    (To Be Signed Only On Transfer Of Option)

     For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Option to purchase the percentage and number of shares of Common Stock of Windswept Environmental Group, Inc. into which the within Option relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Windswept Environmental Group, Inc. with full power of substitution in the premises.


                                                 Percentage          Number
Transferees            Address                   Transferred       Transferred
-----------            -------                   -----------       -----------


------------------     -----------------------   -----------       -----------

------------------     -----------------------   -----------       -----------

------------------     -----------------------   -----------       -----------

------------------     -----------------------   -----------       -----------



Dated
     ----------------------------        -----------------------------------
                                         (Signature must conform to name of
                                         Holder as specified on the face of the
                                         Option)

                                         Address:
                                                 ---------------------------

                                                 ---------------------------



                                         SIGNED IN THE PRESENCE OF:


                                         -----------------------------------
                                                      (Name)

ACCEPTED AND AGREED:
[TRANSFEREE]


-----------------------------
           (Name)